UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            Isoft International Inc.
             (Exact name of registrant as specified in its charter)

        Nevada                                                   45-4798356
(State of incorporation                                       (I.R.S. Employer
   or organization)                                          Identification No.)

             1 Ahmed Kamal St., Sidi Gaber Alexandria 21311, Egypt
              (Address of principal executive officers)(Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
 to be registered                                 each class is to be registered
 ----------------                                 ------------------------------
  Not Applicable                                          Not Applicable

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instructions A.(d), check the following box [X]

Securities  Act  registration  statement file number to which this form relates:
333-174443

       Securities to be registered pursuant to Section 12(g) of the Act:

                Common stock with a par value of $0.001 per share

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

The description of the Common Stock of the Registrant is set forth under the caption "Description of Securities" in the Registrant's Registration Statement on Form S-1 (File No. 333-174443) as filed with the Securities and Exchange Commission on May 24, 2011, and including any form of prospectus therein filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which description is herein incorporated by reference.

ITEM 2. EXHIBITS

3.1     Articles of Incorporation *

3.2     By-laws *

----------
* As filed in the Registrant's Registration Statement on Form S-1 (File No. 333-174443) on May 24, 2011.

                                    SIGNATURE

In accordance  with Section 12 of the Exchange Act of 1934, the Registrant  duly
caused  this  registration   statement  to  be  signed  on  its  behalf  by  the
undersigned, thereunto duly authorized.

Isoft International Inc.

June 19, 2012


By: /s/ Mohamed Ayad
    ------------------------------------------------
    Mohamed Ayad
    President, CEO, Secretary Treasurer and Director

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